Fees Summary	Jan. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 186,530,000.00
Previously Paid Amount	0.00
Total Fee Amount	28,557.74
Total Offset Amount	0.00
Net Fee	$ 28,557.74
Final Prospectus	false